SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of Event Reported):
                                December 3, 1999

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                                   LYCOS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)

         0-27830                                        04-3277338
 --------------------------                 ---------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


                             400-2 Totten Pond Road
                                Waltham, MA 02451
                    (Address of principal executive offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (781) 370-2700

Item 5.  Other Events.

          On December 3, 1999, Lycos, Inc. ("Lycos") completed its acquisition of Gamesville.com, Inc. ("Gamesville.com"). The acquisition was completed through the merger (the "Merger") of Barbados Acquisition Corp., a wholly owned subsidiary of Lycos ("Barbados"), with and into Gamesville.com, with Gamesville.com surviving the merger as a wholly owned subsidiary of Lycos. The Merger was completed in accordance with the terms of the Agreement and Plan of Merger dated as of November 22, 1999 (the "Merger Agreement"), among Lycos, Gamesville.com and Barbados.

          In the Merger, all outstanding shares of Gamesville.com common stock were converted into 3,605,044 shares of Lycos common stock. Under the terms of the Merger Agreement and the related Indemnification and Escrow Agreement, dated November 22, 1999, an aggregate of 360,520 shares of Lycos common stock will be held in escrow for the purpose of indemnifying Lycos against losses resulting from breaches of the representations and warranties of Gamesville.com set forth in the Merger Agreement. The escrow will expire on December 3, 2000.

          Lycos is required under the terms of the Registration Rights Agreement dated November 22, 1999 to file a registration statement relating to the shares of Lycos common stock issued in the Merger with the Securities and Exchange Commission not later than December 22, 1999.

          The summary of the transaction set forth above is qualified in its entirety by reference to the Merger Agreement, the Indemnification and Escrow Agreement and the Registration Rights Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Exhibits

          2.1 Agreement and Plan of Merger, dated as of November 22, 1999, by and among Lycos, Inc., Barbados Acquisition Corp., Gamesville.com, Inc., and the stockholders of Gamesville.com, Inc.

          2.2 Registration Rights Agreement, dated as of November 22, 1999, among Lycos, Inc. and the stockholders

          2.3 Indemnification and Escrow Agreement, dated as of November 22, 1999, among Lycos, Inc., State Street Bank and Trust Company, the stockholders and Jerry Colonna

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LYCOS, INC.

Dated:  December 20, 1999                 By:   /s/ Edward M. Philip
                                                ----------------------------
                                                Edward M. Philip
                                                Chief Operating Officer,
                                                Chief Financial Officer